                                                                    Exhibit 10.2

                    SECOND AMENDMENT TO SECURITY AGREEMENT


     This SECOND AMENDMENT TO SECURITY AGREEMENT (the "Amendment") is made as of
                                                       ---------
the 1st day of April, 2000 by and between Vicinity Corporation, a Delaware corporation ("Pledgee") and Emerick M. Woods ("Pledgor").
              -------                          -------

     WHEREAS, Pledgee and Pledgor are parties to that certain SECURITY AGREEMENT dated as of July 14, 1999 (as amended by the Amendment to Security Agreement dated as of November 1, 1999, the "Original Agreement"), a copy of which
                                   ------------------
agreement as so amended is attached hereto as Exhibit A, pursuant to which
                                              ---------
Pledgor pledged shares of common stock of Pledgee for which Pledgor has exercised his rights under the Pledgee's 1996 Incentive Option Plan.

     WHEREAS, in addition to the pledge of shares of common stock of Pledgee, Pledgor has agreed to be personally liable for the obligations secured by the Original Agreement.

     WHEREAS, on the date hereof Pledgor desires to pledge 536,251 vested shares of common stock with are subject to the Original Agreement to a third party.

     WHEREAS, (i) on the date hereof Pledgor has vested into an additional 19,898 shares of common stock of Pledgor, (ii) Pledgor will vest into a further 19,898 shares on the first of each of the next ten months and (iii) Pledgor agrees to pledge all of such shares as they vest to Pledgee hereunder.

     WHEREAS, Pledgee has conducted its initial public offering and the value of the shares of common stock of Pledgee to be pledged by Pledgor in favor of Pledgee can be determined and the value of such shares far exceeds the current value of the Loan.

     WHEREAS, the parties hereto now wish to amend the Original Agreement as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1.  Definitions. Capitalized terms used and not otherwise defined herein
         -----------
shall have the respective meanings assigned to such terms in the Original Agreement.

     2.  Amendments to Original Agreement.
         --------------------------------

         (a) Section 1 of the Original Agreement is hereby amended to read in its entirety as follows:

            "1.   Creation and Description of Security Interest.  In
                  ---------------------------------------------
     consideration of the Loan, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges to Pledgee up to 218,886 shares (the "Shares") of common stock (or any proceeds therefrom) representing that portion of the shares of common stock of Pledgee for which Pledgor has exercised his rights under the Pledgee's 1996 Incentive Option Plan and which remain free of any other pledge by Pledgee to any third party. Any Shares now owned are hereby delivered to Pledgee, duly endorsed in blank or with executed stock powers. Any Shares hereafter acquired shall be promptly delivered to Pledgee, duly endorsed in blank or with executed stock powers. Pledgee or its agent shall hold the Shares subject to the terms and conditions of this Security Agreement.".

     3.   No Further Changes. Except as expressly set forth herein, the terms
          ------------------
and conditions of the Original Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.


PLEDGEE"       VICINITY CORPORATION
               a Delaware corporation


               By:   /s/  Herb Dwight
                  --------------------------------------
               Name:      Herb Dwight
                    ------------------------------------
               Title:     Chairman
                     -----------------------------------


"PLEDGOR"            /s/  Emerick M. Woods
               -----------------------------------------
                    Emerick Woods

               Address:  1417 Lowr Paseo La Cresta
                         Palos Verdes Estates, CA  90274


                               CONSENT OF SPOUSE

          I consent to the terms of this Security Agreement for purposes of any community property interest that I may have in the rights and property subject to this Security Agreement.

                                                   /s/  Susan Woods
                                              ---------------------------------
                                                        Susan Woods

                                                                       Exhibit A

                              SECURITY AGREEMENT

     This Security Agreement is made as the 14th day of July 1999 by and between Vicinity Corporation, a California corporation ("Pledgee"), and Emerick Woods ("Pledgor").

                                   Recitals
                                   --------

     Pursuant to Pledgee's extension of a loan to Pledgor (the "Loan") under that certain Loan Agreement of even date herewith (the "Loan Agreement"), Pledgee and Pledgor have agreed to enter into this Security Agreement to provide for a security interest in certain shares of Pledgor's capital stock in order to secure the Promissory Note evidencing the Loan (the "Promissory Note").

     NOW, THEREFORE, it is agreed as follows:

     1.  Creation and Description of Security Interest.  In consideration of the
         ---------------------------------------------
Loan, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges to Pledgee all of Pledgee's capital stock (or any proceeds therefrom) now owned or hereafter acquired by Pledgor (herein sometimes referred to as the "Shares"). Any Shares now owned are hereby delivered to Pledgee, duly endorsed in blank or with executed stock powers. Any Shares hereafter acquired shall be promptly delivered to Pledgee, duly endorsed in blank or with executed stock powers. Pledgee or its agent shall hold the Shares subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment in the form attached hereto as Exhibit A for use in transferring all or a portion of
                        ---------
the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by Pledgee as security for the repayment of the Promissory Note, and any extensions or renewals thereof, to be executed by Pledgor and Pledgee. Pledgee shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants.  To induce Pledgee to enter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

     `    (a)  Payment of Indebtedness.  Pledgor will pay the principal sum of
               -----------------------
the Promissory Note(s) secured hereby, together with interest thereon, at the time and in the manner provided in the Promissory Note.

          (b) Encumbrances.  The Shares are free of all other encumbrances,
              ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

                                                                       Exhibit A

     3.   Voting Rights.  During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Promissory Note, Pledgor shall have the right to vote all of the Shares.

     4.   Warrants and Rights.  In the event that, during the term of this
          -------------------
pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgee shall be immediately delivered to Pledgee, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     5.   Withdrawal or Substitution of Collateral.  Pledgee shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Shares without the prior written consent of Pledgor.

     6.   Term.  The within pledge of Shares shall continue until the payment or
          ----
forgiveness of all indebtedness secured hereby, at which time the Shares shall be promptly delivered to Pledgor.

     7.   Pledgee Liability.  In the absence of willful or gross negligence,
          -----------------
Pledgee shall not be liable to any party for any of his acts, or omissions to act, as Pledgee.

     8.   Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     9.   Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     10.  Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the laws of the State of California.

                                                                       Exhibit A

          IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.



PLEDGEE"       VICINITY CORPORATION
               a California corporation


               By: ___________________________________________
               Name: _________________________________________
               Title: ________________________________________


"PLEDGOR"      ____________________________________________
                         Emerick Woods

               Address:  Palos Verdes Estates
                         2805 Via Barri
                         Palos Verdes Estates, CA  90274



                               CONSENT OF SPOUSE

          I consent to the terms of this Security Agreement for purposes of any community property interest that I may have in the rights and property subject to this Security Agreement.


                                 _______________________________________

                                 Name: _________________________________

                                                                       Exhibit A

                        AMENDMENT TO SECURITY AGREEMENT

     This AMENDMENT TO SECURITY AGREEMENT (the "Amendment") is made as of the
                                                ---------
1st day of November, 1999 by and between Vicinity Corporation, a California corporation ("Pledgee") and Emerick M. Woods ("Pledgor").
              -------                          -------

          WHEREAS, Pledgee and Pledgor are parties to that certain SECURITY AGREEMENT dated as of July 14, 1999 (the "Original Agreement"), a copy of which
                                          ------------------
is attached hereto as Exhibit A.
                      ---------

          WHEREAS, pursuant to the Original Agreement, Pledgor pledged up to 955,137 shares of common stock of Pledgee to Pledgee.

          WHEREAS, in addition to the pledge of shares of common stock of Pledgee, Pledgor has agreed to be personally liable for the obligations secured by the Original Agreement.

          WHEREAS, on the date hereof Pledgor desires to transfer 200,000 shares of common stock to a trust for the benefit of his children.

          WHEREAS, the parties hereto now wish to amend the Original Agreement as provided herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

          1.  Definitions. Capitalized terms used and not otherwise defined
              -----------
herein shall have the respective meanings assigned to such terms in the Original Agreement.

          2.  Amendments to Original Agreement.
              --------------------------------

              (a) Section 1 of the Original Agreement is hereby amended to read in its entirety as follows:

                 "1.   Creation and Description of Security Interest.  In
                       ---------------------------------------------
     consideration of the Loan, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges to Pledgee up to 755,137 shares (the "Shares") of common stock (or any proceeds therefrom) representing the vested portion of the 955,137 shares of common stock for which Pledgor has exercised his rights under the Pledgee's 1996 Incentive Option Plan less 200,000 shares transferred by Pledgor to a family trust. Any Shares now owned are hereby delivered to Pledgee, duly endorsed in blank or with executed stock powers. Any Shares hereafter acquired shall be promptly delivered to Pledgee, duly endorsed in blank or with executed stock powers. Pledgee or its agent shall hold the Shares subject to the terms and conditions of this Security Agreement. Pledgee hereby agrees to release its rights

                                                                       Exhibit A

     under the Original Agreement with respect to the shares to be transferred by Pledgor".

     3.   No Further Changes. Except as expressly set forth herein, the terms
          ------------------
and conditions of the Original Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.



PLEDGEE"       VICINITY CORPORATION
               a California corporation


               By: ___________________________________________
               Name: _________________________________________
               Title: ________________________________________


"PLEDGOR"      ____________________________________________
                         Emerick Woods

               Address:  Palos Verdes Estates
                         2805 Via Barri
                         Palos Verdes Estates, CA  90274



                               CONSENT OF SPOUSE

          I consent to the terms of this Security Agreement for purposes of any community property interest that I may have in the rights and property subject to this Security Agreement.



                                 _______________________________________

                                 Name: _________________________________